Denim.LA, Inc. Testing The Waters Materials – Social Media Posts

April 15, 2016

DSTLD Premium Denim

Published by Hannah Laverty [?] · April 13 at 11:34am ·

After receiving over $12 Million in investment interest (and counting!) from more than 2,100 people, we're officially moving forward with our Regulation A+ offering. Learn more about our campaign and how you can become an investor in #DSTLD.

https://www.seedinvest.com/dstld/series.a

Disclaimer:
Denim.LA, Inc. ("DSTLD") is "testing the waters" to gauge market demand from potential investors for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the "Commission") and approval of any other required government or regulatory agency. An indication of interest made by a prospective investor is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from https://www.seedinvest.com/dstld/series.a.

This presentation may contain forward-looking statements and information relating to, among other things, the company, its business plan and strategy, and its industry. These statements reflect management's current views with respect to future events based information currently available and are subject to risks and uncertainties that could cause the company's actual results to differ materially. Investors are cautioned not to place undue reliance on these forward-looking statements as they are meant for illustrative purposes and they do not represent guarantees of future results, levels of activity, performance, or achievements, all of which cannot be made. Moreover, no person nor any other person or entity assumes responsibility for the accuracy and completeness of forward-looking statements, and is under no duty to update any such statements to conform them to actual results.

April 20, 2016

Denim.LA, Inc. Testing The Waters Materials – Social Media Posts

DSTLD Premium Denim
Published by Hannah Laverty [?] · Just now ·

Fast fashion sucks. Invest in quality. Invest in DSTLD.

Learn more about the $14.6M+ we've garnered in indicated interest.

Disclaimer:
Denim.LA, Inc. ("DSTLD") is "testing the waters" to gauge market demand from potential investors for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the "Commission") and approval of any other required government or regulatory agency. An indication of interest made by a prospective investor is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from https://www.seedinvest.com/dstld/series.a.


#FCKRTL
INVEST IN
DSTLD
LOS ANGELES

April 20, 2016

twitter BOT 4:59 PM
https://twitter.com/dstld/status/722937854901530624

DSTLD @dstld
Fast fashion sucks. Invest in quality. Invest in DSTLD.

Learn more about the $14.6M+ we'v… http://ift.tt/1VVSDqz. https://pbs.twimg.com/media/CghkJgfWIAIveuB.jpg (30KB)

Today at 4:59 PM


#FCKRTL
DSTLD

April 20, 2016

Denim.LA, Inc. Testing The Waters Materials – Social Media Posts

DSTLD Premium Denim
Published by Hannah Laverty [?] · April 18 at 2:34pm ·

Love your DSTLD jeans? Want to be part of our growth? We're exploring a new way of raising capital…learn more.

https://www.seedinvest.com/dstld/series.a

Disclaimer:
Denim.LA, Inc. ("DSTLD") is "testing the waters" to gauge market demand from potential investors for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the "Commission") and approval of any other required government or regulatory agency. An indication of interest made by a prospective investor is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from https://www.seedinvest.com/dstld/series.a.


DSTLD
Disrupting the $200BN fast fashion market with fairly priced, direct-to-consumer premium essentials.
$14,118,000

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April 20, 2016

DSTLD @dstld · 19h

We want to bring you more of the styles you already love, plus design the ones you've been… ift.tt/1VVSDqz.


BECOME AN OWNER IN
D S T L D

1 3

April 20, 2016

Denim.LA, Inc. Testing The Waters Materials – Social Media Posts

DSTLD @dstld · Apr 18

Love your DSTLD jeans? Want to be part of our growth? We're exploring a new way of raising… ift.tt/1VVSDqz.


DSTLD
Disrupting the $200BN fast fashion market with fairly priced, direct-to-consumer premium essentials.
$14,118,000

April 21, 2016

DSTLD Premium Denim
Published by Hannah Laverty [?] · Just now ·

Onestop Internet CEO Michael Wang calls #DSTLD an "Investment-worthy e-commerce startup" in his article for TheStreet.

Learn more about how you can become an investor.
https://www.seedinvest.com/dstld/series.a

Disclaimer:
Denim.LA, Inc. ("DSTLD") is "testing the waters" to gauge market demand from potential investors for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the "Commission") and approval of any other required government or regulatory agency. An indication of interest made by a prospective investor is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from https://www.seedinvest.com/dstld/series.a.


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ART

3 investment-worthy e-commerce startups that offer branding power

April 21, 2016

twitter BOT 12:53 PM
https://twitter.com/dstld/status/723238260277927936

DSTLD @dstld
Onestop Internet CEO Michael Wang calls #DSTLD an "Investment-worthy e-commerce startup" in his article for TheStr…
http://ift.tt/1Syzagq
Today at 12:53 PM

April 26, 2016

DSTLD Premium Denim
Published by Hannah Laverty [?] · 2 hrs ·

Join more than 3,500 people interested in investing in #DSTLD.

Learn more here --> https://www.seedinvest.com/dstld/series.a

Disclaimer:
Denim.LA, Inc. ("DSTLD") is "testing the waters" to gauge market demand from potential investors for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the "Commission") and approval of any other required government or regulatory agency. An indication of interest made by a prospective investor is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from https://www.seedinvest.com/dstld/series.a.



May 2, 2016

Denim.LA, Inc. Testing The Waters Materials – Social Media Posts

DSTLD Premium Denim
Published by Hannah Laverty [?] · 13 mins ·

Learn more about our equity crowdfunding campaign over on our blog!
http://www.dstldjeans.com/blog/chance-invest-dstld/
... See More



BECOME AN OWNER IN
DSTLD

A Chance to Invest in DSTLD - DSTLD | Blog
I Blog for DSTLD Premium Denim — Jeans under $100. Styles include Mens and Womens Skinny Jeans, Slim Jeans, Straight Jeans, Black Jeans.
DSTLDJEANS.COM

May 13, 2016

DSTLD Premium Denim
Published by Hannah Laverty [?] · Just now ·

We've reached over $16M in interest to partake in our equity crowdfunding campaign. Learn more about our innovative new funding approach that will help us make more badass items like this Men's Leather Bomber (avail. for pre-order now).

Learn more --> https://www.seedinvest.com/dstld/series.a

Pre-order the Men's Leather Bomber --> http://bit.ly/1X5pwli

Disclaimer:
Denim.LA, Inc. ("DSTLD") is "testing the waters" to gauge market demand from potential investors for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the "Commission") and approval of any other required government or regulatory agency. An indication of interest made by a prospective investor is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from https://www.seedinvest.com/dstld/series.a.



Denim.LA, Inc. Testing The Waters Materials – Social Media Posts

May 13, 2016

twitter BOT 10:16 AM
https://twitter.com/dstld/status/731171315424595969

DSTLD @dstld
We've reached over $16M in interest to partake in our equity crowdfunding campaign. Learn … http://ift.tt/1VVSDqz.
https://pbs.twimg.com/media/CiWkb_PWgAQcrKa.jpg (31KB)
Today at 10:16 AM



May 13, 2016

Hannah Laverty shared DSTLD Premium Denim's photo.
31 mins ·

BOOM. $16M+ in interest. So proud of my #DSTLD team. Learn more about how you can get in on the ground floor of our RAD AF company.

https://www.seedinvest.com/dstld/series.a

(Isadora Hu, Corey Epstein, Mark Lynn, Conrad Steenberg, Kevin Morris, Laura Anne Gramlich)



DSTLD Premium Denim
Published by Hannah Laverty [?] · 1 hr ·

We've reached over $16M in interest to partake in our equity crowdfunding campaign. Learn more about our innovative new funding approach that will help us make more badass items like this Men's Leather Bomber (avail. for pre-order now).

Learn more --> https://www.seedinvest.com/dstld/series.a

Pre-order the Men's Leather Bomber --> http://bit.ly/1X5pwli

Disclaimer:
Denim.LA, Inc. ("DSTLD") is "testing the waters" to gauge market demand from potential investors for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the "Commission") and approval of any other required government or regulatory

Denim.LA, Inc. Testing The Waters Materials – Social Media Posts

May 19, 2016

DSTLD Premium Denim
Published by Hannah Laverty [?] · Yesterday at 10:13am ·

There's only a few days left to indicate interest in investing in #DSTLD before our live campaign launches. (Indicating interest is non-binding.)

Take a minute to watch a video from our co-founders Corey Epstein and Mark Lynn. Our team believes that if we're successful thanks to your support, then you should have a part of that success.

http://bit.ly/1TkFdm5

Disclaimer:
Denim.LA, Inc. ("DSTLD") is "testing the waters" to gauge market demand from potential investors for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the "Commission") and approval of any other required government or regulatory agency. An indication of interest made by a prospective investor is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from https://www.seedinvest.com/dstld/series.a.


NVEST
N DSTLD

A Chance to Invest in DSTLD

Digitally focused luxury apparel brand DSTLD (DSTLD.com) is disrupting the $200BN fast fashion industry with fairly priced, direct-to-consumer premium essent...

YOUTUBE.COM

May 19, 2016

https://twitter.com/dstld/status/732984102350098432

DSTLD @dstld

There's only a few days left to indicate interest in investing in #DSTLD before our live campaign launches. (Indic… http://bit.ly/1TkFdm5

Yesterday at 10:20 AM

May 19, 2016

Denim.LA, Inc. Testing The Waters Materials – Social Media Posts

Isadora Hu shared **DSTLD Premium Denim's post.**
May 16 at 8:18pm ·

DSTLD Premium Denim
May 16 at 7:05pm ·

Meet co-founders Corey Epstein and Mark Lynn in a behind-the-scenes video about a new fundraising opportunity we're exploring.

http://bit.ly/1TkFdm5

Disclaimer:
Denim.LA, Inc. ("DSTLD") is "testing the waters" to gauge market demand from potential investors for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the "Commission") and approval of any other required government or regulatory agency. An indication of interest made by a prospective investor is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from https://www.seedinvest.com/dstld/series.a.


NVEST
N DSTLD

A Chance to Invest in DSTLD
Digitally focused luxury apparel brand DSTLD (DSTLD.com) is disrupting the $200BN fast fashion industry with fairly priced, direct-to-consumer premium essent...
YOUTUBE.COM

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May 19, 2016

Isadora Hu
April 7 ·

interested in investing in #DSTLD?
learn more >>

DSTLD
Disrupting the $200BN fast fashion market with fairly priced, direct-to-consumer premium essentials.
SEEDINVEST.COM

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May 26, 2016

Denim.LA, Inc. Testing The Waters Materials – Social Media Posts

D **DSTLD Premium Denim**
Published by Hannah Laverty [?] · Just now ·

We're looking for smart DSTLD fans like you to help us continue our mission:

Do sh*t differently.

Join over 4,100 people interested in learning about DSTLD's equity fundraising round (we're almost at $17M in indicated interest).

https://www.seedinvest.com/dstld/series.a

Disclaimer:
Denim.LA, Inc. ("DSTLD") is "testing the waters" to gauge market demand from potential investors for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the "Commission") and approval of any other required government or regulatory agency. An indication of interest made by a prospective investor is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from https://www.seedinvest.com/dstld/series.a.

May 26, 2016

twitter BOT 10:01 AM
https://twitter.com/dstld/status/735878637476564996

DSTLD @dstld
We're looking for smart DSTLD fans like you to help us continue our mission:

Do sh*t differently.

Join over 4,1… http://ift.tt/1VVSDqz

Twitter | Today at 10:01 AM

June 3, 2016

Denim.LA, Inc. Testing The Waters Materials – Social Media Posts

DSTLD Premium Denim
Published by Hannah Laverty [?] · 1 min ·

Go ahead. Capitalize on us.

We're expanding, evolving, and hereby inviting you to seize and piece of the action.

Visit dstld.com/invest or email invest@dstld.la for more information.

Disclaimer:
Denim.LA, Inc. ("DSTLD") is "testing the waters" to gauge market demand from potential investors for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the "Commission") and approval of any other required government or regulatory agency. An indication of interest made by a prospective investor is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from https://www.seedinvest.com/dstld/series.a.



DSTLD
Disrupting the $200BN fast fashion market with fairly priced, direct-to-consumer premium essentials.
SEEDINVEST.COM

June 3, 2016

twitter BOT 10:41 AM
https://twitter.com/dstld/status/738787629316116480

DSTLD @dstld
Go ahead. Capitalize on us.

We're expanding, evolving, and hereby inviting you to seize and piece of the action. … http://dstld.com/invest

Twitter | Today at 10:41 AM